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                                                                EXHIBIT 10


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on From 10-SB of our report dated December 11, 1996 related to the consolidated financial statements of CVF Corp. and Subsidiaries (formerly Western Growth Corporation) for the years ended December 31, 1995 and 1994.




                                                /s/ Feldman Radin & Co., P.C.
                                                -----------------------------
                                                Feldman Radin & Co., P.C.
                                                Certified Public Accountants

New York, New York
February 12, 1997